EXHIBIT 99.1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

OF

OPHTHALMIC INTERNATIONAL, INC.
 AND SUBSIDIARIES

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Ophthalmic International, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Ophthalmic International, Inc. and Subsidiaries as of June 30, 2009 and 2008 and the related consolidated statements of operations, changes in stockholders’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ophthalmic International, Inc. and Subsidiaries at June 30, 2009 and 2008, and the results of its operations, changes in stockholders’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Semple, Marchal & Cooper, LLP
Certified Public Accountants

Phoenix, Arizona
October 2, 2009

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
June 30, 2009 and 2008

	6/30/2009	6/30/2008
ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$–	$–
Accounts Receivable	–	10,491
Inventory	3,556	14,724

Total Current Assets	3,556	25,215

Property and equipment, net	3,669	4,468

OTHER ASSETS
Deposits	4,520	4,520

TOTAL ASSETS	$11,745	$34,203

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Notes payable - related parties	$269,726	$263,060
Notes payable	215,300	120,000
Accounts payable	101,452	30,338
Bank overdraft	2,463	410
Accrued interest	61,553	22,241

TOTAL LIABILITIES	650,494	436,049

COMMITMENTS	–	–

STOCKHOLDERS’ EQUITY/(DEFICIT)
Common Stock - $0.001 par value; 1,000,000 shares
authorized 100,000 shares issued and outstanding at
June 30, 2009 and June 30, 2008, respectively	100	100
Additional paid-in capital	12,426,870	12,426,870
Accumulated deficit	(13,065,719)	(12,828,816)

TOTAL STOCKHOLDERS’ EQUITY(DEFICIT)	(638,749)	(401,846)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY(DEFICIT)	$11,745	$34,203

See accompanying notes to consolidated financial statements.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
For the years ended June 30, 2009 and 2008

	Years ended June 30,
	2009	2008

PRODUCT REVENUES	$86,276	$71,195

Cost of Product Revenues	28,834	43,320

GROSS PROFIT	57,442	27,875

GENERAL AND ADMINISTRATIVE EXPENSES
Employees and consultants expenses	30,850	40,700
Legal and professional fees	63,931	45,347
Rent expense	54,240	52,551
Selling and marketing expenses	17,045	14,145
Insurance	30,726	35,891
Telephone and utilities	10,546	11,027
Office expenses	26,014	60,234
Postage and shipping	1,397	5,731
Other general and administrative expenses	3,809	3,784

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	238,558	269,410

LOSS FROM OPERATIONS	(181,116)	(241,535)

OTHER INCOME (EXPENSES)
Other Income	1,755	10,636
Interest expense	(57,542)	(35,845)

TOTAL OTHER INCOME (EXPENSES)	(55,787)	(25,209)

NET LOSS	$(236,903)	$(266,744)

Basic and Diluted Loss per Share	$(2.37)	$(2.67)

Weighted Average Shares Outstanding	100,000	100,000

See accompanying notes to consolidated financial statements.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
For the years ended, June 30, 2009 and 2008

					Total
	Common Stock		Additional		Stockholders’
			Paid-in	Accumulated	Equity
	Shares	Amount	Capital	Deficit	(Deficit)

BALANCE AT JULY 1, 2007	100,000	$100	$12,426,870	$(12,562,072)	$(135,102)

Net loss				(266,744)	(266,744)

BALANCE AT JUNE 30, 2008	100,000	100	12,426,870	(12,828,816)	(401,846)

Net loss				(236,903)	(236,903)

BALANCE AT JUNE 30, 2009	100,000	$100	$12,426,870	$(13,065,719)	$(638,749)

See accompanying notes to consolidated financial statements.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the years ended June 30, 2009 and 2008

	Years ended June 30,
	2009	2008
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(236,903)	$(266,744)
Adjustments to reconcile net loss to net
cash provided (used) by operating activities:
Depreciation	799	798

Changes in Assets and Liabilities:
Inventory	11,168	(2,518)
Accounts receivable	10,491	13,834
Accounts payable	71,114	30,338
Accrued interest	39,312	20,845

NET CASH USED IN OPERATING ACTIVITIES	$(104,019)	$(203,447)

CASH FLOWS FROM FINANCING ACTIVITIES:
Overdraft	$2,053	$409
Proceeds from borrowings	149,641	211,060
Payment to borrowers	(47,675)	(16,500)

NET CASH PROVIDED BY FINANCING ACTIVITIES	$104,019	$194,969

NET CHANGE IN CASH AND CASH EQUIVALENTS	–	(8,478)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	–	8,478

CASH AND CASH EQUIVALENTS AT END OF YEAR	$–	$–

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$18,230	$15,000

See accompanying notes to consolidated financial statements.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES

ORGANIZATION

Ophthalmic International, Inc. (The Company) was a wholly owned subsidiary of Coronado Industries, Inc. prior to January 26, 2007. The Company was purchased from Coronado Industries, Inc. for cash and other considerations.

Ophthalmic International, Inc. intends to manufacture and market the patented Vacuum Fixation Device and the patented suction rings to major medical supply companies and health care providers throughout the world.

GOING CONCERN

The Company’s financial statements are presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not made an operating profit since 1996. Further, the Company has a working capital deficit of $(646,938) and a negative net worth of $(13,065,719) as of June 30, 2009, which causes a doubt about the ability of the Company to remain a going concern.

Management intends to raise additional capital through debt or equity financing, but there are no guarantees that sufficient capital can be raised to support operations.  Accordingly,  the financial statements do not include any adjustments to reflect the possible future effects of the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the uncertainty of the Company’s ability to continue as a going concern.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the activity of Ophthalmic International, Inc., together with its wholly-owned subsidiaries, American Glaucoma, Inc. and Ophthalmic International, LLC. All significant inter-company accounts and transactions have been eliminated. All of the above subsidiaries were inactive for the years ended June 30, 2009 and 2008.

PERVASIVENESS OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.  Significant estimates include, but are not limited to, collectibility of accounts receivable, depreciable lives, and realization of net operating losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents are considered to be all highly liquid investments purchased with an initial maturity of three (3) months or less.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES (Continued)

INVENTORIES

Inventories consist primarily of materials and parts and are stated at the lower of cost, as determined on a first-in, first-out (FIFO) basis, or market.

ACCOUNTS RECEIVABLE

The Company follows the allowance method of recognizing uncollectible accounts receivable.  The allowance method recognizes bad debt expense based on a review of the individual accounts outstanding and the Company’s prior history of uncollectible accounts receivable. As of June 30, 2009 and 2008, the Company has not established an allowance for uncollectible accounts receivable as they believe that all accounts are fully collectible.  The Company does not record finance charges on delinquent accounts receivable balances unless they are received.  Accounts receivable are generally unsecured.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to operations as incurred.  Betterments or renewals are capitalized when incurred. Depreciation is provided using accelerated methods over the following useful lives:

Office Furniture and Equipment	5 – 7 Years
Machinery	5 – 7 Years
Leasehold Improvements	5 – 39 Years

LONG-LIVED ASSETS

Long-lived assets are accounted for in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The statement requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES (Continued)

DEFERRED INCOME TAXES

Deferred income taxes are provided on an asset and liability method, whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

LOSS PER SHARE

Basic loss per share includes no dilution and is computed by dividing the loss to common stockholders by the weighted average number of common shares outstanding for the period.  There are no dilutive securities outstanding as of June 30, 2009 and 2008.

REVENUE RECOGNITION

The company recognizes revenue based on guidance provided in Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition,” and in accordance with Emerging Issues Task Force (“EITF”) Issue No. 00-21, “Revenue Arrangements with Multiple Deliverables.” The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, our price is fixed or determinable, and collection is reasonably assured. We recognize revenue on our standard products when title passes to the customer upon shipment. The standard products do not have customer acceptance criteria. The company has standard rights of return that are accounted for as a warranty provision under SFAS No. 5, “Accounting for Contingencies.” The company does not have any price protection agreements or other post shipment obligations. For custom equipment where customer acceptance is part of the sales agreement, revenue will be recognized when the customer has accepted the product. In cases where custom equipment does not have customer acceptance as part of the sales agreement, revenue will be recognized upon shipment, as long as the system meets the specifications as agreed upon with the customer. Certain transactions may have multiple deliverables, with the deliverables clearly defined. To the extent that the secondary deliverables are other than perfunctory, the company will recognize the revenue on each deliverable, if separable, or on the completion of all deliverables, if not separable.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES (Continued)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values of our financial instruments included in current assets and current liabilities approximated their respective fair values at each balance sheet date due to the immediate or short-term maturity of these financial instruments.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51 (“FAS 160”). FAS 160 requires that the noncontrolling interest in the equity of a subsidiary be accounted for and reported as equity, provides revised guidance on the treatment of net income and losses attributable to the noncontrolling interest and changes in ownership interests in a subsidiary and requires additional disclosures that identify and distinguish between the interests of the controlling and noncontrolling owners. FAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. FAS 160 is effective for fiscal years beginning after December 15, 2008. The Company does not expect FAS No. 160 will have a material effect on its financial statements.

In March 2008, the FASB issued SFAS 161, Derivative Instruments and Hedging Activities (“FAS 161”), which became effective for the Company on January 1, 2009. This standard amends and expands the disclosure requirements of FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. FAS 161 requires disclosures related to objectives and strategies for using derivatives; the fair-value amounts of, and gains and losses on, derivative instruments; and credit-risk-related contingent features in derivative agreements. The adoption of FAS No. 161 did not have a material effect on the Company’s financial statements.

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments,” which requires that publicly traded companies include the fair value disclosures required by SFAS No. 107 in their interim financial statements.  This FSP is effective for interim reporting periods ending after June 15, 2009. The Company does not expect FSP FAS 107-1 and APB 28-1 will have a material effect on its financial statements.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES (Continued)

RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

In April 2009, the FASB issued FASB Staff Position FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”).  This FSP provides guidance regarding how to determine whether there has been a significant decrease in the volume and level of activity for the asset or liability when compared with normal market activity for the asset or liability.  In such situation, an entity may conclude that transactions or quoted prices may not be determinative of fair value, and may adjust the transactions or quoted prices to arrive at the fair value of the asset or liability.  This FSP is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively.  The adoption of FSP FAS 157-4 did not have a material effect on the Company’s financial statements.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (FAS No. 165”).  This Statement establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued.  FAS No. 165 was effective for interim or annual financial periods ending after June 15, 2009. The adoption of FAS No. 165 did not have a material effect on the Company’s financial statements.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“FAS No. 167”).  This Statement requires entities to perform a qualitative analysis to determine whether a variable interest gives the entity a controlling financial interest in a variable interest entity.  This Statement also requires an ongoing reassessment of variable interests and eliminates the quantitative approach previously required for determining whether an entity is the primary beneficiary.  FAS No. 167 is effective as of the beginning of an entity’s first annual reporting period that begins after November 15, 2009. The Company does not expect FAS 167 to have a material effect on its financial statements.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles: a replacement of FASB Statement No. 162” (FAS No. 168”).  This Statement establishes two levels of U.S. generally accepted accounting principles (GAAP) – authoritative and non-authoritative.  The FASB Accounting Standards Codification (ASC) will become the source of authoritative, nongovernmental GAAP, except for rules and interpretive releases of the Securities and Exchange Commission (SEC).  SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company does not expect FAS 168 to have a material effect on its financial statements.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. PROPERTY AND EQUIPMENT

At June 30, 2009 and 2008, property and equipment consists of the following:

	2009	2008

Office furniture and equipment	$58,433	$58,433
Machinery and equipment	15,613	15,613
Leasehold improvements	3,000	3,000
	77,046	77,046
Less: accumulated depreciation	(73,377)	(72,578)

Net property and equipment	$3,669	$4,468

Depreciation expense was $799 and $798, for the years ended June 30, 2009 and 2008, respectively.

NOTE 3.  INVENTORY

As of June 30, 2009 and 2008, inventory consisted of the following:

	2009	2008

Raw materials	$3,556	$6,224
Finished goods	–	8,500
	$3,556	$14,724

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.  RELATED PARTY TRANSACTIONS

As of June 30, 2009 and 2008, notes payable to related parties consist of the following:

	2009	2008

12% per annum, note payable to stockholders, principal and interest due at various times through June 30, 2010, unsecured	$258,726	$252,060

18% per annum note payable to a stockholder, principal and interest due on demand; unsecured	11,000	11,000
	269,726	263,060
Less: Current Portion	(269,726)	(263,060)
	$–	$–

NOTE 5. INCOME TAXES

As of June 30, 2009 and 2008, the components of deferred income taxes are as follows:

	2009	2008

Deferred Tax Assets - net operating losses	$201,000	$106,000
Less: valuation allowance	(201,000)	(106,000)
Net Deferred Tax Asset	$–	$–

The Company has provided a full valuation allowance on its deferred tax asset as of June 30, 2009 and 2008, due to uncertainty of the realization of the net operating losses.

As of June 30, 2009, the Company has net operating loss carry-forwards available to offset future federal and state taxable income in the amounts of approximately $500,000, which will expire through June 30, 2029.  The effective rate approximates the statutory rate of income taxes at a combined federal and state rate of 40%, which resulted in a $95,000 increase in the valuation allowance for 2009.

NOTE 6. COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company entered into a non-cancelable lease agreement for office space in Fountain Hills, Arizona commencing December 1, 2004, through December 15, 2009. Monthly rental payments are $4,520.

OPHTHALMIC INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6. COMMITMENTS AND CONTINGENCIES (Continued)

Future minimum lease payments under the Company’s non-cancellable operating lease as of June 30, 2009 are as follows:

Year Ending June 30:
2010	27,120
Future minimum lease payments	$27,120

For the years ended June 30, 2009 and 2008, rent expense under the lease agreements was $54,240 and $52,551, respectively.

Indemnification

The Company has agreed to indemnify its officers and directors for certain events or occurrences that may arise as a result of the officer or director serving in such capacity.  The term of the indemnification period is for the officer’s or director’s lifetime.  The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited.  However, the Company believes the estimated fair value of these indemnification agreements is minimal and has no liabilities recorded for these agreements as of June 30, 2009 and 2008.

NOTE 7. NOTE PAYABLES

	2009	2008

15% per annum note payables to Robert Suliot, principal and interest payable on demand.	$95,000	$100,000

12% per annum note payable to Victor Webb, principal and interest payable on demand.	20,000	20,000

12% per annum note payable to XL Lending, principal and interest payable on demand.	32,000	–

12% per annum note payable to Harvey Wish, principal and interest payable on demand.	2,300	–

12% per annum note payable to Larry Belcamino, principal and interest payable on demand.	6,000	–

15% per annum note payable to Vickie Goulette, principal and interest payable on demand.	60,000	–
	215,300	120,000
Less: current portion	(215,300)	(120,000)
	$–	$–